     INTELLECTUAL PROPERTY SECURITY AGREEMENT


     This Intellectual Property Security Agreement is made as of August 20, 1997, by and between DITECH CORPORATION ("Borrower"), and BANKBOSTON, N.A. ("Lender").


                                       RECITALS

     A. Lender has agreed to lend to Borrower certain funds (the "Loans"), and Borrower desires to borrow such funds from Lender pursuant to the terms of a Credit Agreement of even date herewith (the "Credit Agreement").

     B. In order to induce Lender to make the Loans, Borrower has agreed to grant a first priority security interest in certain intangible property to Lender for purposes of securing the obligations of Borrower to Lender.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of the Secured Obligations (as defined in the Security Agreement between Borrower and Lender dated as of the date hereof), Borrower hereby assigns, transfers, conveys and grants a first priority security interest to Lender, as security, in and to Borrower's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Intellectual Property Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof that is created by Borrower, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

          (f) Right to the proceeds (excluding attorneys' and other professional and expert fees and expenses) arising from any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue on behalf of and collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     2. AUTHORIZATION AND REQUEST. Borrower authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

     3. COVENANTS AND WARRANTIES. Borrower represents, warrants, covenants and agrees as follows:

          (a) Borrower is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business;

          (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Borrower is party or by which Borrower is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment;

          (c) During the term of this Agreement, Borrower will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower in the ordinary course of business or as set forth in this Agreement;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

          (e) Borrower shall promptly advise Lender of any material change in the composition of the Intellectual Property Collateral, including but not limited to any subsequent ownership right of the Borrower in or to any Trademark, Patent or Copyright not specified in this Agreement;

          (f) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Borrower determines that reasonable business practices suggest that abandonment is appropriate.

          (g) Borrower shall promptly register the most recent version of any of Borrower's Copyrights which are material to Borrower's business or which generate revenue in excess of $50,000 in any fiscal year, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

          (h) This Agreement creates in favor of Lender a valid security interest in the Intellectual Property Collateral in the United States listed on the Exhibits hereto securing the payment and performance of the obligations evidenced by the Credit Agreement and the Notes, and upon the filing of the UCC financing statements in the appropriate jurisdictions and making the filings referred to in clause (i) below, a perfected first priority security interest in such collateral;

          (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and except for the filing of the UCC financing statements, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies hereunder;

          (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

          (k) Borrower shall not enter into any agreement that would materially impair or conflict with Borrower's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts, and except that Borrower shall not be prohibited from granting exclusive and non-exclusive licenses, or entering into marketing and distribution agreements in the normal course of its business.

          (l) Upon any executive officer of Borrower obtaining actual knowledge thereof, Borrower will promptly notify Lender in writing of any event that materially adversely affects the value of the Intellectual Property Collateral, the ability of Borrower to dispose of any Intellectual Property Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

     4. LENDER'S RIGHTS. Lender shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Agreement to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5. INSPECTION RIGHTS. Borrower hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Borrower, any of Borrower's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Borrower and as often as may be reasonably requested, but not more than once in each calendar quarter if no Event of Default has occurred.

     6.   FURTHER ASSURANCES; ATTORNEY IN FACT.

          (a) On a continuing basis, Borrower will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Lender, to perfect Lender's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

          (b) Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:

               (i) To modify, in its sole discretion, this Agreement without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims any right, title or interest; and

               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Borrower where permitted by law.

     7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

          (a)  An Event of Default occurs under the Credit Agreement; or

          (b) Borrower breaches any warranty or agreement made by Borrower in this Agreement and, as to any breach that is capable of cure, Borrower fails to cure such breach within ten (10) days of the occurrence of such breach.

     8. REMEDIES. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Borrower to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence and during the continuation of an Event of Default. Borrower will pay any expenses (including reasonable attorneys' fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

     9. INDEMNITY. Borrower agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Borrower, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

     10. REASSIGNMENT. At such time as Borrower shall completely satisfy all of the Secured Obligations, Lender shall execute and deliver to Borrower all deeds, assignments and other instruments as may be necessary or proper to revest in Borrower full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     11. COURSE OF DEALING. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12. ATTORNEYS' FEES. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

     13. AMENDMENTS. This Agreement may be amended only by a written instrument signed by both parties hereto.

     14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15. CALIFORNIA LAW AND JURISDICTION. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Borrower and Lender consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


Address of Borrower:                                        Borrower:

570 Maude Court                              DITECH CORPORATION
Sunnyvale, CA  94086

Attn:  William J. Tamblyn                    By: /s/ William Tamblyn
                                                ------------------------------




Address of Lender:                                          Lender:

435 Tasso Street, Suite 250                  BANKBOSTON, N.A.
Palo Alto, CA  94301

Attn:  Teresa J. Heller                      By: /s/ Teresa Heller
                                                ------------------------------

                                      EXHIBIT A

                                      Copyrights

                                         NONE

                                      EXHIBIT B

                                       Patents


                                                REGISTRATION/    REGISTRATION/
                                                 APPLICATION      APPLICATION
DESCRIPTION                                        NUMBER            DATE
-----------                                     -------------    -------------
Method & Apparatus for Predicting
Semiconductor Laser Failure                       5,594,748         01/14/97

Method of Monitoring the Input
and Output of an Optical Amp                     08/593,899         01/30/96

Method & Apparatus for Optical
Amp Gain and Noise Figure Measurement            08/676,561         07/08/96

Broadband Optical Transmission System
Utilizing Differential Wavelength Modulation                        05/07/97

Bidirectional Optical Amp Having Flat Gain                          07/18/97

                                      EXHIBIT C

                                      Trademarks


                                                REGISTRATION/    REGISTRATION/
                                                 APPLICATION      APPLICATION
DESCRIPTION                                        NUMBER            DATE
-----------                                     -------------    -------------

The Clear Solution                                75/276,306         04/17/97

DART                                              75/276,307         04/17/97

Ditech                                             1,503,709         09/13/88